                                                                   Exhibit 99.01

                       First USA Credit Card Master Trust
                      Excess Spread Analysis - January 2002

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Series                                 1995-2        1996-2        1996-4        1996-6       1996-8        1997-1
Deal Size                              $795MM        $723MM        $602MM       $1,039MM      $482MM        $904MM
Expected Maturity                     3/15/02       6/10/03       8/10/06       11/10/03     1/10/04       2/17/04
-------------------------------------------------------------------------------------------------------------------
Yield                                  17.62%        17.62%        17.62%        17.62%        17.62%        17.62%
Less:  Coupon                           2.18%         2.11%         2.15%         2.07%         2.05%         1.93%
       Servicing Fee                    1.50%         1.50%         1.50%         1.50%         1.50%         1.50%
       Net Credit Losses                5.71%         5.71%         5.71%         5.71%         5.71%         5.71%
Excess Spread:
       January-02                       8.24%         8.30%         8.25%         8.34%         8.35%         8.48%
       December-01                      7.76%         7.69%         7.65%         7.73%         7.75%         7.92%
       November-01                      8.57%         8.64%         8.59%         8.67%         8.70%         8.71%
Three Month Average Excess Spread       8.19%         8.21%         8.16%         8.25%         8.27%         8.37%

Delinquency:
       30 to 59 Days                    1.39%         1.39%         1.39%         1.39%         1.39%         1.39%
       60 to 89 Days                    1.05%         1.05%         1.05%         1.05%         1.05%         1.05%
       90+ Days                         2.00%         2.00%         2.00%         2.00%         2.00%         2.00%
       Total                            4.44%         4.44%         4.44%         4.44%         4.44%         4.44%

Payment Rate                           15.69%        15.69%        15.69%        15.69%        15.69%        15.69%

-------------------------------------------------------------------------------------------------------------------
Series                                 1997-2        1997-3        1997-4        1997-5       1997-6(1)     1997-7
Deal Size                              $602MM        $602MM        $602MM        $783MM       $1,566MM      $602MM
Expected Maturity                     5/17/04       6/17/02       6/17/07       8/17/04       7/17/02       9/17/04
-------------------------------------------------------------------------------------------------------------------
Yield                                  17.62%        17.62%        17.62%        17.62%        22.09%        17.62%
Less:  Coupon                           1.95%         1.92%         2.04%         2.38%         6.50%         1.93%
       Servicing Fee                    1.50%         1.50%         1.50%         1.50%         1.50%         1.50%
       Net Credit Losses                5.71%         5.71%         5.71%         5.71%         5.71%         5.71%
Excess Spread:
       January-02                       8.46%         8.48%         8.37%         8.03%         8.38%         8.48%
       December-01                      7.89%         7.92%         7.81%         7.48%         7.93%         7.92%
       November-01                      8.68%         8.71%         8.59%         8.29%         8.92%         8.70%
Three Month Average Excess Spread       8.34%         8.37%         8.26%         7.93%         8.41%         8.37%


Delinquency:
       30 to 59 Days                    1.39%         1.39%         1.39%         1.39%         1.39%         1.39%
       60 to 89 Days                    1.05%         1.05%         1.05%         1.05%         1.05%         1.05%
       90+ Days                         2.00%         2.00%         2.00%         2.00%         2.00%         2.00%
       Total                            4.44%         4.44%         4.44%         4.44%         4.44%         4.44%

Payment Rate                           15.69%        15.69%        15.69%        15.69%        15.69%        15.69%

==================================================================================================================

(1)  Includes effect of Series 1997-6 Net SWAP Receipts or Payments.

                       First USA Credit Card Master Trust
                     Excess Spread Analysis - January 2002

-----------------------------------------------------------------------------------------------------------------------------
Series                                 1997-8          1997-9          1998-1         1998-4          1998-5          1998-6
Deal Size                              $939MM          $602MM          $843MM         $843MM          $783MM          $964MM
Expected Maturity                      9/17/07        10/17/04        5/18/03         7/18/05         8/18/03         8/18/08
-----------------------------------------------------------------------------------------------------------------------------
Yield                                  17.62%          17.62%          17.62%          17.62%          17.62%          17.62%
Less: Coupon                            1.99%           1.90%           2.27%           1.90%           1.88%           2.31%
      Servicing Fee                     1.50%           1.50%           1.50%           1.50%           1.50%           1.50%
      Net Credit Losses                 5.71%           5.71%           5.71%           5.71%           5.71%           5.71%
Excess Spread:
      January-02                        8.42%           8.50%           8.14%           8.51%           8.53%           8.10%
      December-01                       7.86%           7.94%           7.57%           7.93%           7.94%           7.53%
      November-01                       8.65%           8.73%           8.39%           8.73%           8.74%           8.35%
Three Month Average Excess Spread       8.31%           8.39%           8.04%           8.39%           8.40%           7.99%

Delinquency:
      30 to 59 Days                     1.39%           1.39%           1.39%           1.39%           1.39%           1.39%
      60 to 89 Days                     1.05%           1.05%           1.05%           1.05%           1.05%           1.05%
      90+ Days                          2.00%           2.00%           2.00%           2.00%           2.00%           2.00%
       Total                            4.44%           4.44%           4.44%           4.44%           4.44%           4.44%

Payment Rate                           15.69%          15.69%          15.69%          15.69%          15.69%          15.69%

-----------------------------------------------------------------------------------------------------------------------------
Series                                 1998-8         1998-9           1999-1          1999-2           1999-3        1999-4
Deal Size                              $602MM         $747MM          $1,205MM         $602MM           $833MM        $595MM
Expected Maturity                      9/18/05        1/20/04         2/19/04         2/21/06          4/19/04        5/20/02
-----------------------------------------------------------------------------------------------------------------------------
Yield                                  17.62%          17.62%          17.62%          17.62%          17.62%          17.62%
Less: Coupon                            1.97%           5.35%           2.34%           2.40%           2.34%           1.90%
      Servicing Fee                     1.50%           1.50%           1.50%           1.50%           1.50%           1.50%
      Net Credit Losses                 5.71%           5.71%           5.71%           5.71%           5.71%           5.71%
Excess Spread:
      January-02                        8.44%           5.06%           8.07%           8.01%           8.07%           8.52%
      December-01                       7.85%           4.65%           7.50%           7.44%           7.50%           7.92%
      November-01                       8.65%           5.64%           8.33%           8.27%           8.33%           8.73%
Three Month Average Excess Spread       8.31%           5.12%           7.97%           7.91%           7.97%           8.39%

Delinquency:
      30 to 59 Days                     1.39%           1.39%           1.39%           1.39%           1.39%           1.39%
      60 to 89 Days                     1.05%           1.05%           1.05%           1.05%           1.05%           1.05%
      90+ Days                          2.00%           2.00%           2.00%           2.00%           2.00%           2.00%
       Total                            4.44%           4.44%           4.44%           4.44%           4.44%           4.44%

Payment Rate                           15.69%          15.69%          15.69%          15.69%          15.69%          15.69%

=============================================================================================================================

                       First USA Credit Card Master Trust
                     Excess Spread Analysis - January 2002

----------------------------------------------------------------------------------------
Series                                 2001-1        2001-2         2001-3       2001-4
Deal Size                              $893MM       $1488MM         $750MM       $714MM
Expected Maturity                      1/19/06      3/19/04        3/20/06      8/10/06
----------------------------------------------------------------------------------------
Yield                                  17.62%        17.62%        17.62%        17.62%
Less: Coupon                            1.99%         1.93%         1.99%         2.08%
      Servicing Fee                     1.50%         1.50%         1.50%         1.50%
      Net Credit Losses                 5.71%         5.71%         5.71%         5.71%
Excess Spread:
      January-02                        8.42%         8.48%         8.43%         8.33%
      December-01                       7.83%         7.89%         7.84%         7.72%
      November-01                       8.65%         8.71%         8.65%         8.67%
Three Month Average Excess Spread       8.30%         8.36%         8.30%         8.24%

Delinquency:
      30 to 59 Days                     1.39%         1.39%         1.39%         1.39%
      60 to 89 Days                     1.05%         1.05%         1.05%         1.05%
      90+ Days                          2.00%         2.00%         2.00%         2.00%
      Total                             4.44%         4.44%         4.44%         4.44%

Payment Rate                           15.69%        15.69%        15.69%        15.69%

========================================================================================